TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund
TDAM Institutional U.S. Government Fund
TDAM Institutional Treasury Obligations Money Market Fund

(Institutional and Institutional Service Classes)

Supplement dated March 30, 2012 to the
Prospectus dated February 28, 2012

On March 27, 2012, the Board of Directors of TD Asset Management USA Funds Inc. approved a change in time from 5:00 p.m. to 4:00 p.m. for the computation of net asset value per share and net investment income for each of the TDAM Institutional Money Market Fund, the TDAM Institutional U.S. Government Fund and the TDAM Institutional Treasury Obligations Money Market Fund. This change will take effect on April 2, 2012.

The section of the Prospectus entitled “SHAREHOLDER INFORMATION — Pricing Your Shares” is amended as follows:

The third sentence of the first paragraph is replaced with the following sentence:

For each of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund, the NAV per share is computed as of 4:00 p.m. (Eastern Time) on each Fund Business Day.

The section of the Prospectus entitled “SHAREHOLDER INFORMATION — Dividends” is amended as follows:

The first sentence of the first paragraph is replaced with the following sentence:

On each day that the NAV of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund is determined, such Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern Time).

Shareholders should retain this supplement for future reference.